Exhibit 10.2

Form of Amendment to Letter Agreement Regarding Conversion and Lock Up Letter for Series F

February __, 2017
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VIA ELECTRONIC MAIL

Re: Amendment to Letter Agreement regarding Conversion and Lock up Letter

Dear ________:

Reference is made to that certain letter agreement pursuant to which you agreed to (i) convert your Total Debenture Obligation into restricted shares of Common Stock and Warrants to purchase Common Stock and (ii) terminate your Series F Warrants in exchange for New Series F Warrants (the "Conversion Letter Agreement") and certain lock-up letter agreement prohibiting the sale or other transfer of all securities that you own in the Company as set forth therein (the "Lock Up Letter" and collectively with the Conversion Letter Agreement, the "Agreements"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in such Agreements.

Both of the Agreements contained reference to the effect that the Offering is required to be completed on or before February 15, 2017; otherwise the Agreements would terminate and shall be of no further force and effect. Such date is hereinafter referred to as the "Outside Date."

In light of the fact that the Company recently filed an amendment to its Registration Statement on Form S-1 with the SEC to pursue its public offering and listing of its securities onto the NASDAQ (the "Offering"), we are requesting that the Outside Date be extended to March 31, 2017. By signing below, you are hereby agreeing to extend the Outside Date contained in both Agreements to March 31, 2017. Except as amended hereby, all terms and provisions of the Agreements shall continue unmodified and remain in full force and effect.

Kindly sign below where indicated and return to the undersigned by email. Thank you in advance for your cooperation.

Very truly yours,

ACTIVECARE, INC.

By _____________________________
Name:
Title:

ACCEPTED AND AGREED:

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Date: ______________________